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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 30, 2004

                               CASH SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or Other Jurisdiction of Incorporation)

          0-18317                                              87-0398535
 (Commission File Number)                                    (IRS Employer
                                                          Identification No.)

                       3201 WEST COUNTY ROAD 42, SUITE 106
                           BURNSVILLE, MINNESOTA 55306
               (Address of Principal Executive Offices) (Zip Code)

                                 (952) 895-8399
              (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former Name or Former Address, if changed since last report

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial statements: None.

      (b)   Pro forma financial information: None.

      (c)   Exhibits:

            99.1  Press Release as revised March 31, 2004

            99.2  March 30, 2004 Conference Call Transcript

ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On March 30, 2004, Cash Systems, Inc. issued a press release announcing its 2003 year-end financial results, which press release was corrected and replaced with a press release dated March 31, 2004. The full text of the press release as revised is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

      A conference call regarding the 2003 year-end financial results was held on March 30, 2004. A transcript of this conference call is set forth in Exhibit
99.2 attached hereto and is incorporated in this Report as if fully set forth herein.

The information in this Current Report on Form 8-K shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. The furnishing of the information in this Current Report is not intended to, and does not, constitute a representation that such furnishing is required by Regulation FD or that the information contained herein is material investor information that is not otherwise publicly available.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  May 18, 2004

                                          CASH SYSTEMS, INC.


                                          By       /s/ Christopher Larson
                                            ------------------------------------
                                               Christopher Larson
                                               Chief Financial Officer


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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               CASH SYSTEMS, INC.
                            EXHIBIT INDEX TO FORM 8-K

Date of Report:                                             Commission File No.:
March 30, 2004                                                           0-18317

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                               CASH SYSTEMS, INC.
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
EXHIBIT NO.            ITEM
   99.1                Press Release as revised March 31, 2004
   99.2                March 30, 2004 Conference Call Transcript


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